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                                                                    EXHIBIT 10.4

                 THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                 -----------------------------------------------

          THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 17, 2001, among U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the various lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Administrative Agent (the "Administrative Agent") and THE CHASE MANHATTAN BANK, as Syndication Agent (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.

                                   W I T N E S S E T H:
                                   - - - - - - - - - -

          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of September 17, 1999 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Lenders agree to certain amendments and consents in connection with the Credit Agreement as herein provided; and

          WHEREAS, the Lenders have agreed to the amendments and consents in connection with the Credit Agreement as herein provided, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower or any of its Subsidiaries may acquire all or substantially all of the assets of the Zehnder/Innes book of business pursuant to terms substantially consistent with those identified to the Lenders prior to the Third Amendment Effective Date (as defined below) for aggregate consideration of approximately 3.0 times the pro forma EBITDA of such entity (which pro forma EBITDA at the date hereof is approximately $700,000) and further provided that such acquisition shall be excluded from the application of subparagraph (h) of the definition of Permitted Acquisition in Section 1.1 of the Credit Agreement, and not counted toward the $10,000,000 limitation contained therein.

          2. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower and its Subsidiaries may effect the mergers and dissolutions contemplated by the Revised USI Proposed Legal Entity Consolidation Memorandum dated September, 2000 (a copy of which has been delivered to each Lender), substantially on the terms set forth in such Memorandum, and the Administrative Agent is hereby authorized to take any and all action reasonably requested by the Borrower to effect such mergers and dissolutions.

          3. On or prior to the tenth day following the Third Amendment Effective Date, (a) USIS will grant to the Administrative Agent for the benefit of the Lenders a first priority

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perfected security interest in 100% of the outstanding capital stock of
Henderson and Phillips, Inc., (b) USIS shall deliver to the Administrative Agent a new stock certificate (and related stock power) representing 100% of the outstanding capital stock of USI Midwest, Inc. and reflecting the name change of Thomas E. Wood, Inc., to USI Midwest, Inc., (c) USI Benefit Group, Inc. shall guaranty all Obligations by becoming party to the Subsidiary Guaranty in a manner and pursuant to documentation in form and substance satisfactory to the Administrative Agent, and (d) USI Benefit Group, Inc., will grant to the Administrative Agent for the benefit of the Lenders a first priority perfected security interest in 100% of the capital stock of USI Administrators, Inc., a Delaware corporation.

          4. The Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Third Amendment Effective Date, after giving effect to this Amendment.

          5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document except as expressly set forth herein.

          6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          8. This Amendment shall become effective as of the date hereof on the date (the "Third Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice office.

          9. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *

                                        2

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          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                             U.S.I. HOLDINGS CORPORATION


                                             By /s/ Bernard H. Mizel
                                               ---------------------------------
                                                Name:  Bernard H. Mizel
                                                Title: CEO


                                             CREDIT LYONNAIS CAYMAN ISLAND
                                                BRANCH


                                             By /s/ W. Michael George
                                               ---------------------------------
                                                Name:  W. Michael George
                                                Title: Authorized Signature


                                             THE CHASE MANHATTAN BANK


                                             By /s/ Elizabeth H. Schwobe
                                               ---------------------------------
                                                Name:  Elizabeth H. Schwobe
                                                Title: Managing Director


                                             FIRSTAR BANK, N.A.


                                             By
                                               ---------------------------------
                                                Name:
                                                Title:


                                             LASALLE NATIONAL BANK


                                             By /s/ George L. Kumis
                                               ---------------------------------
                                                Name:  George L. Kumis
                                                Title: